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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                   1-10809               98-0191089
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure.

     On August 9, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.       Description
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          99.1 Press Release ("XL CAPITAL LTD ANNOUNCES ITS ELECTION TO PAY FOR ANY OF ITS LIQUID YIELD OPTION(TM) NOTES TENDERED FOR PURCHASE ON SEPTEMBER 7, 2004 WITH CASH") dated August 9, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 9, 2004

                                      XL CAPITAL LTD
                                       (Registrant)


                                      By:  /s/ Jerry de St. Paer
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                                           Name:  Jerry de St. Paer
                                           Title: Executive Vice President and
                                                  Chief Financial Officer